UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MANAS PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MANAS PETROLEUM CORPORATION
Bahnhofstrasse 9, P.O. Box 155
CH-6341 Baar, Switzerland

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER <>, 2012

Dear Stockholder:

Our annual and special meeting of stockholders will be held on <>, September <>, 2012, at 10 a.m., local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland for the following purposes:

1.	To elect Heinz J. Scholz, Michael J. Velletta, Dr. Richard Schenz, Dr. Werner Ladwein, Darcy W. Spady and Murray Rodgers as the directors of our company;
2.	To ratify the appointment of BDO Visura International AG as our independent registered public accounting firm;
3.	To approve our 2011 stock option plan;
4.	To approve an amendment to our articles of incorporation to change our company’s name to MNP Petroleum Corporation;
5.	To approve of an amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000; and
6.	To transact such other business as may properly come before the annual and special meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on <>, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual and special meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual and special meeting.

Dissent rights are available to the stockholders of record for their shares of our common stock under our bylaws. See “Dissent Rights” beginning on page 32 of the accompanying proxy statement for a discussion of dissent rights and how to exercise them.

Whether or not you plan on attending the annual and special meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual and special meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual and special meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

_____________________________________________
Dr. Werner Ladwein
President

<>, 2012

MANAS PETROLEUM CORPORATION
Bahnhofstrasse 9, P.O. Box 155
CH-6341 Baar, Switzerland

PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER <>, 2012

Questions and Answers about the Annual and Special Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Manas Petroleum Corporation (“we”, “us” or “our”) is soliciting proxies for use at the annual and special meeting of stockholders to be held on <>, September <>, 2012, at 10 a.m., local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland or at any adjournment of the annual and special meeting. These materials were first sent or given to our stockholders on or about <>, 2012.

What is included in these materials?

These materials include:

  the notice of the annual and special meeting of stockholders;
  this proxy statement for the annual and special meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on March 30, 2012.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on September <>, 2012

Above materials are also available at http://www.manaspetroleum.com/s/AGM.asp.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual and special meeting?

Our stockholders will vote on:

  the election of directors;
  the ratification of appointment of our independent registered public accounting firm;
  the approval of our 2011 stock option plan;
  the amendment of our articles of incorporation to change our company’s name to MNP Petroleum Corporation.
  the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual and special meeting, but you do not need to attend the annual and special meeting in person to vote your shares. Even if you do not plan to attend the annual and special meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual and special meeting?

Our board of directors has fixed the close of business on <>, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual and special meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual and special meeting.

As of the record date, 172,592,292 shares of our common stock were issued and outstanding and, therefore, a total of 172,592,292 votes are entitled to be cast at the annual and special meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual and special meeting or by proxy.

  To vote in person, come to the annual and special meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the annual and special meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual and special meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual and special meeting.
  you do not wish to vote in person or you will not be attending the annual and special meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual and special meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Our directors are elected by a majority of the votes cast. This means that the nominees who receive more “For” votes than “Against” votes will be elected as directors. There is no cumulative voting in the election of directors.

The proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock requires the affirmative vote from the stockholders holding shares in our company entitling them to exercise at least a majority of the voting power. This means that the proposal must receive “For” votes from the holders of at least 86,296,147 shares of our common stock.

The proposal for the approval of an amendment to our articles of incorporation changing our company’s name to MNP Petroleum Corporation requires the affirmative vote from the stockholders holding shares in our company entitling them to exercise at least a majority of the voting power. This means that the proposal must receive “For” votes from the holders of at least 86,296,147 shares of our common stock.

All other proposals require the affirmative vote of a majority of the shares represented at the annual and special meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm and the approval of our 2011 stock option plan, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on this proposal.

For the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained and broker non-votes will have the same effect as “Against” votes.

For the approval of an amendment to our articles of incorporation changing our company’s name to MNP Petroleum Corporation., you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained and broker non-votes will have the same effect as “Against” votes.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual and special meeting. Stockholders holding at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at the annual and special meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual and special meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual and special meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the election of all nominees for directors;
  “For” the ratification of the appointment of the independent registered public accounting firm;
  “For” the approval of our 2011 stock option plan;
  “For” the approval of amendment of our articles of incorporation to change our company’s name to MNP Petroleum Corporation.
  “For” the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual and special meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual and special meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual and special meeting and voting in person. Your attendance at the annual and special meeting will not automatically revoke your proxy unless you vote again at the annual and special meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us at Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland, Attention: Tatjana Rosenast a written notice of revocation prior to the annual and special meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual and special meeting?

You may call us at +41-44-718 10 30 if you want to obtain information or directions to be able to attend the annual and special meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual and special meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual and special meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. In addition, we may engage a proxy solicitor to solicit proxies on our behalf by telephone and by other means. We expect the cost of our private proxy solicitor to be approximately $<> to $<>.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 2, 2012, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors, director nominees, named executive officers (as defined in the “Executive Compensation” section below) and current executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	Heinz Scholz Seegartenstrasse 45 Horgen 8810 Switzerland	21,847,637(2)	Direct	12.5%
Common Stock	Peter-Mark Vogel Haabweg 2 Baech 8806 Switzerland	16,999,536(3)	Direct	9.8%
Common Stock	Michael J. Velletta 4th Floor, 931 Fort Street Victoria, British Columbia V8V 3K3, Canada	4,100,000(4)	Direct/ Indirect	2.4%
Common Stock	Richard Schenz Hauptstrasse 70 A-2372 Giesshuebl Austria	1,212,850(5)	Direct	*

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	Ari Muljana SPB 73032 Zuercherstrasse 161 8010 Zuerich Switzerland Werner Ladwein	250,000 (6)	Direct	*
Common Stock	Etzelblick-Strasse 1 8834 Schindellegi Switzerland	3,596,020 (7)	Direct	2.1%
Common Stock	Darcy W. Spady 70 Royal Oak View N.W. Calgary, Alberta T3G 5V9 Canada	Nil	Direct	*
Common Stock	Murray Rodgers Suite 400, 1324 – 17 Avenue S.W. Calgary, Alberta T2T 5S8 Canada	Nil	Direct	*
Common Stock	FMR LLC(8) 82 Devonshire Street Boston, Massachusetts 02109	4,809,094(8)	Indirect (8)	2.7%
Common Stock	Libra Advisors LLC(9) 777 Third Ave, 27th Fl New York, NY 10017	12,732,500(9)	Direct/ Indirect (9)	6.9%
Common Stock	Directors and Executive Officers as a group (7 persons)	48,006,043(10)		27.8%

Notes
*          Less than 1%.

(1)

Percentage of ownership is based on 172,592,292 shares of our common stock issued and outstanding as of July 2, 2012. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such stock option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 19,847,637 shares of our common stock and 2,000,000 stock options exercisable within 60 days.

(3)	Consists of 15,966,132 shares of our common stock and 1,033,404 stock options exercisable within 60 days.

(4)

Consists of 2,750,000 shares of our common stock held by Velletta Resources & Technology Corp., of which Mr. Velletta holds voting and dispositive control and 1,350,000 stock options exercisable within 60 days.

(5)	Consists of 1,212,850 stock options exercisable within 60 days.

(6)	Consists of 250,000 stock options exercisable within 60 days.

(7)	Consists of 2,000,000 shares of our common stock and 1,596,020 stock options exercisable within 60 days.

(8)	Based solely on the information contained in the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012.

(9)

Based solely on the information contained in the Form 4 filed with the Securities and Exchange Commission on May 17, 2012. Represents 12,732,500 shares of our common stock directly owned by Libra Fund II (Luxembourg) S.a r.l., which may be deemed to be beneficially owned by (a) Libra Fund (Luxembourg) S.a r.l., by virtue of its role as the beneficial owner of Libra Fund II (Luxembourg) S.a r.l., (b) Libra Fund, L.P., by virtue of its role as a beneficial owner of Libra Fund (Luxembourg) S.a.r.l., (c) Libra Advisors, LLC, by virtue of its role as the investment manager of Libra Fund II (Luxembourg) S.a r.l., Libra Fund (Luxembourg) S.a r.l. and Libra Fund, L.P., (d) Libra Associates, LLC, by virtue of its role as the general partner of Libra Fund, L.P. and (e) Ranjan Tandon as the managing member of Libra Advisors, LLC and Libra Associates LLC.

(10)	Consists of 40,563,769 shares of our common stock and 7,442,274 stock options exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual and special meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the six nominees named below.

Our directors hold office until the next annual and special meeting or until their successors have been elected and qualified, or until they resign or are removed.

Our board of directors recommends that you vote FOR these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Heinz J. Scholz	Executive Director and Chairman	69	April 10, 2007
Michael J. Velletta	Executive Director and Audit Committee Member	55	April 10, 2007
Dr. Richard Schenz	Director and Audit Committee Member	71	November 21, 2008
Dr. Werner Ladwein	Director, President and Audit Committee Member	62	September 16, 2010
Darcy W. Spady	None	50	Not Applicable
Murray Rodgers	None	56	Not Applicable

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Heinz J. Scholz, Executive Director and Chairman

Heinz J. Scholz is a physicist and engineer. In the 1980s Mr. Scholz built through his company HJS Planung & Engineering, where he was the majority shareholder and Chief Executive Officer and President, factories and telecommunication networks in the former Soviet Union. After the German reunification he also advised Soviet Ministries regarding the negotiations on the sale of Russia’s East German telecommunication network to Deutsche Telecom. He has worked in collaboration with scientific institutes in the Russian Federation.

Mr. Scholz has been our Executive Director since August 25, 2008 and the Chairman of our board of directors and one of our directors since April 10, 2007. Since May 2004, he has acted as the Chairman of the board of directors for DWM Petroleum AG, and from May 2004 to April 2007, he acted as Chief Executive Officer for DWM Petroleum AG. Mr. Scholz earned his Engineering degree in 1975 and MSc equivalent in Physics in 1979 at University (Bremen) Engineer for Electro Technology, University for Technology (Bremen).

We believe Mr. Scholz is qualified to serve on our board of directors because of his extensive knowledge of our company’s history and current operations. Mr. Scholz is also a co-founder of DWM Petroleum AG, our wholly-owned subsidiary. Mr. Scholz plays a critical role in targeting, appraising and subsequently acquiring the rights to major oil and gas assets in the former Soviet Union and its satellite countries.

Michael J. Velletta, Executive Director and Audit Committee Member

Michael J. Velletta has been a lawyer in British Columbia, Canada since 1990 and is a partner with the law firm of Velletta & Company, which focuses on corporate and commercial law, and litigation. Mr. Velletta serves on the board of directors of several private and public corporations, and is a governor of the Trial Lawyers Association of BC. Mr. Velletta was a director and Chairman of the Compensation Committee of Petromanas Energy Inc. (TSX Venture Exchange: PMI) from February 24, 2010 to August 26, 2011.

Mr. Velletta has been our Executive Director since August 25, 2008 and one of our directors since April 10, 2007. He served as our general counsel from April 10, 2007 to August 25, 2008. Mr. Velletta received his LL.B. degree in Law from the University of Victoria in 1989.

We believe Mr. Velletta is qualified to serve on our board of directors because of his extensive knowledge of our company’s history and current operations, his legal background and skills, and his experience as a director on the board of other companies. In particular, Mr. Velletta’s background as a lawyer provides a unique perspective to our board of directors.

Dr. Richard Schenz, Director and Audit Committee Member

Dr. Richard Schenz studied technical physics in Vienna and finished his studies in 1967, with a Ph.D. from the University of Technology in Vienna. In 1969 he started his career with the Austrian oil & gas company OMV AG, and was its CEO from 1992 to 2001. In 2001, Dr. Schenz was appointed representative for the Austrian Capital Market by the Austrian government. Additionally, Dr. Schenz has held the positions of Vice President of the Austrian Federal Economic Chamber and President of the Austrian Chapter of the International Chamber of Commerce (ICC-Austria) since June 2001. In 2002, he was appointed Chairman of the Austrian Commission for Corporate Governance.

Dr. Schenz was appointed as one of our directors on November 21, 2008.

We believe Dr. Schenz is qualified to serve on our board of directors because of his extensive energy experience. Dr. Schenz has over 30 years of experience in the energy sector which he obtained with OMV AG. Dr. Schenz sits on various boards of private and listed companies in Europe. We believe Dr. Schenz’s strong network to investment banking firms as well as sovereign funds will prove invaluable to us as we attempt to grow our company.

Dr. Werner Ladwein, Director, President and Audit Committee Member

Dr. Werner Ladwein obtained a Ph. D in Geology and Mineralogy from the University of Innsbruck, Austria in February 1977. Furthermore, Dr. Ladwein obtained an MBA in International Business from Webster University in in July 1988. Dr. Ladwein has more than 30 years experience in the oil & gas industry. At OMV AG, an Austrian oil and gas company, Dr. Ladwein was assigned various managerial tasks primarily in exploration and production.

During his tenure at OMV AG Dr. Ladwein had the following management positions: from 1990 to 1992, he was the Head of Exploration and Research in Austria and neighboring countries; from 1992 to 1997, he was the General Manager of OMV AG in Libya; the first operated international venture of OMV AG in exploration and production and the first oil field development for OMV AG abroad. He renegotiated agreements and acquired new licenses; from 1997 to 2001, he was the General Manager of OMV AG Albania; He restructured the joint venture and started exploration with new partners in new licenses; from 2002 to 2004, he was the General Manager OMV AG Pakistan; He restructured the company and built up to the largest foreign producer, acquired operations of another company and incorporated company into OMV AG, acquired additional licenses and successful implementation of Corporate Social Responsibility, which was base for roll out in OMV AG; from 2004 to 2008, he was a member of the Petrom SA board of directors and Executive Director Exploration and Production; He was a main contributor to OMV Group results, restructuring of a privatized company and integration into OMV AG, changing it to be an efficient operator including successful implementation of environment policies, restructuring and acquisition of a major service company to Petrom. Petrom had exploration and production activities in Kazakhstan, Turkmenistan and Russia; and since 2008, he has worked as an independent oil and gas consultant.

Dr. Ladwein was appointed as one of our directors on September 16, 2010. On August 26, 2011, Dr. Ladwein was elected by the shareholders of Petromanas Energy Inc. as director.

Effective November 1, 2011, Dr. Ladwein was appointed to the office of President. In this function Dr. Ladwein reports to the board of directors.

We believe Dr. Ladwein is qualified to serve on our board of directors because of his 30 years of experience in the oil & gas industry, including his experience gained from holding several management positions at OMV AG.

Darcy W. Spady

Mr. Spady has served as Vice President and Managing Director of Saint Brendan’s Exploration Ltd., an exploration and production company committed to the development of mineral resources in the Canadian Maritimes, since May 2010. Mr. Spady had previously served as President, Chief Executive Officer, Secretary and a director of Contact Exploration Inc. from June 2007 until the company’s reorganization in May 2010. Mr. Spady had served as chairman of the board of directors of Edge Resources Inc. from October 2008 to June 2010 and chairman of the board of directors of Poplar Point Energy Inc. from October 2007 to April 2008.

Mr. Spady has an extensive background in the natural gas and oil industry throughout the United States and Canada, having worked for the Schlumberger wireline and pumping organizations in Western Canada, Ontario, Quebec, Atlantic Canada offshore, as well as the Illinois and the Appalachian Basins. Mr. Spady has two decades of experiences in both the service and producer segments of the industry throughout Canada and the United States.

Mr. Spady holds a Bachelor of Science degree in Petroleum Engineering from the University of Alberta and is a P.Eng. in the Provinces of Alberta and New Brunswick

We believe Mr. Spady is qualified to serve on our board of directors because of his extensive background in the natural gas and oil industry throughout the United States and Canada, spanning over two decades.

Murray Rodgers

Mr. Rodgers has over 30 years of oil and gas experience. Mr. Rodgers has been President and Chief Executive Officer of Zodiac Exploration Corp. since June 2008 and was made President and Chief Executive Officer of Zodiac Exploration Inc. on September 28, 2010. Prior to starting Zodiac Exploration Corp. in June 2008 he was the first technical staff member and eventually rose to President and Chief Executive Officer of Trident Exploration Corp. Over the course of approximately six years Trident Exploration grew from concept to being the leading coalbed methane producer in Canada with over 200 mmcf/d of operated production. Mr. Rodgers has also been a director of Cobra Venture Corporation, a corporation focused on the acquisition and development of strategic oil and gas reserves in Western Canada, since May 2002. Mr. Rodgers worked for 10 years with OMV-AG (Vienna), during which time he was the co-discoverer of a multi TCF gas field in Pakistan (Miano/Sawan). He is also the creator and co-author of a comprehensive analysis of play types in the WCSB, known today as “THE EDGE”, and for several years he authored the “In-Depth Reporter” for the Ross Smith Energy Group.

We believe Mr. Rodgers is qualified to serve on our board of directors because his 30 years of oil and gas experiences.

Executive Officers

Our board of directors appoints our officers, and our officers hold office for such term as may be prescribed by our board of directors and until their successors are chosen and qualify, or until their death or resignation, or until their removal.

The names of our executive officers who are not also directors, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Peter-Mark Vogel	Chief Executive Officer	47	July 15, 2010
Ari Muljana	Chief Financial Officer and Treasurer	33	July 9, 2009

Peter-Mark Vogel, Chief Executive Officer

Mr. Vogel was employed as a Senior Financial Analyst at Bank Sal. Oppenheim, Zürich, Switzerland from 2000 to July 2005 and holds the Chartered Financial Analyst designation. He was Vice President of the HSBC Research Department in Guyerzeller, Zurich, Switzerland from 1999 to 2000. From 1998 to 1999, he was Vice President of the Research Department Orbitex Finance. He was a Portfolio Manager and Assistant to the Bank’s Executive Committee for Societe Generale from 1995 to 1998. He was Assistant Vice President of Societe Generale, Zurich, Switzerland from 1995 to 1998. From 1993 to 1995 he was the Finance and Regulatory Associate and Regulatory Analyst at Merrill Lynch Capital Markets. He has been a member of the Swiss Society of Investment Professionals since 1999 and a member of the CFA Institute, formerly Association of Investment Management and Research, since 1999.

On September 16, 2010, our board of directors appointed Peter-Mark Vogel as our President and Chief Executive Officer. From July 15, 2010 to September 16, 2010, Mr. Vogel was our interim President and Chief Executive Officer. Mr. Vogel resigned as President effective November 1, 2011, but has remained as Chief Executive Officer. Mr. Vogel is one of our founders and has previously served our company in a number of roles, including Chief Financial Officer from April 10, 2007 to February 8, 2008 and a Director, Finance from April 10, 2007 to February 1, 2009. Also from February 1, 2009 to July 15, 2010 he acted as an advisor to our board of directors. Since February 24, 2010, Mr. Vogel has also been a director of Petromanas Energy Inc.

Mr. Vogel received his Master and Bachelor degrees in Business Administration and Economics from the University of Zurich, Switzerland in 1992. He received his Master of Business Administration degree from the University of Chicago Booth School of Business in 2003.

Ari Muljana, Chief Financial Officer and Treasurer

Ari Muljana has been our Chief Financial Officer and Treasurer since July 9, 2009. From February 24, 2010 to August 30, 2010, Mr. Muljana was also Chief Financial Officer of Petromanas Energy Inc. From 2007 to 2009 Mr. Muljana worked at Capgemini Switzerland AG as strategic consultant, focusing on controlling and performance measurement topics in various industries. In 2005, he began his career in the Risk Management department at Deloitte AG, where he audited and advised within the oil and commodity trading industry. He is also specialized in the area of consulting relating to the Sarbanes-Oxley Act of 2002, where he implemented financial and risk management processes for multinational companies to comply with SEC regulations. He has a Master of Science in Computer Science (University of Zurich 2004) with a major in Financial Statement Analysis and Artificial Intelligence.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Except as disclosed below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On October 9, 2007, the British Columbia Securities Commission of Canada issued a cease trade order against our company in British Columbia, Canada pursuant to section 164(1) of the Securities Act (British Columbia). At the time of the order, we were not a reporting issuer in British Columbia, Canada and had our securities quoted on the OTC Bulletin Board. We distributed securities to residents of British Columbia and failed to file a Report of Exempt Distribution with the British Columbia Securities Commission according to National Instrument 45-106. As a result, the British Columbia Securities Commission ordered that trading in our securities cease in British Columbia until the order was revoked. We filed the Report of Exempt Distribution and on April 1, 2008, the British Columbia Securities Commission partially revoked the cease trade order to permit trading in our securities except by certain offshore entities. The British Columbia Securities Commission left the order in effect with respect to those offshore entities because it was unable to determine the beneficial ownership of the shares registered in the name of those entities.

Corporate Governance

Meetings

During the year ended December 31, 2011, our board of directors held three meetings. Except for Dr. Richard Schenz, during the year ended December 31, 2011, no directors of our company attended fewer than 75% of the total number of the meetings of our board of directors and committees of the board of directors held during the year ended December 31, 2011. Dr. Schenz attended two of three meetings of our board of directors.

We encourage all incumbent directors and nominees for election as director to attend our meeting of stockholders. Three directors attended our annual and special meeting of stockholders held on September 22, 2011.

Committees of the Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Currently, we have an audit committee, but do not have compensation committee or nominating and corporate governance committee and do not have an audit committee financial expert.

Nominating and Corporate Governance Committee

We do not have a nominating and corporate governance committee. Our board of directors performed the functions associated with a nominating committee. Generally, nominees for directors are identified and suggested by the members of our board of directors or management using their business networks and all of our director nominees were nominated for a seat on the board of directors based on prior service as directors to our company. Our board of directors has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. We have elected not to have a nominating committee because we are an exploration stage company with limited operations and resources.

Our board of directors does not have a written policy or charter regarding how director candidates are evaluated or nominated for our board of directors. Additionally, our board of directors has not created particular qualifications or minimum standards that candidates for our board of directors must meet. Instead, our board of directors considers how a candidate could contribute to our business and meet our needs and those of our board of directors. As we are an exploration stage company, our board of directors will not consider candidates for director recommended by our stockholders, and we have received no such candidate recommendations from our stockholders.

Compensation Committee

We currently do not have a compensation committee. However, our board of directors may establish a compensation committee once we are no longer in the exploration stage, which would consist of inside directors and independent members. Until a formal committee is established, our board of directors will continue to review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

Audit Committee

Effective December 20, 2010, our board of directors established an audit committee consisting of Michael J. Velletta, Dr. Werner Ladwein and Dr. Richard Schenz. Michael J. Velletta is the chair of the audit committee. Our audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by our company to regulatory authorities and stockholders, our systems of internal controls regarding finance and accounting and our auditing, accounting and financial reporting processes. Our audit committee’s primary duties and responsibilities are to: serve as an independent and objective party to monitor our financial reporting and internal control system and review our financial statements; review and appraise the performance of our external auditor; and provide an open avenue of communication among our auditor, financial and senior management and our board of directors.

The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on January 27, 2011. The audit committee charter is attached to this proxy statement as Schedule “B”.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K issued by the United States Securities and Exchange Commission.

We believe that our entire audit committee is capable of analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues reasonably expected to be raised by our company. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated operating revenues to date.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management.

Our audit committee has discussed with BDO Visura International AG, our independent registered public accounting firm for the year ended December 31, 2011, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosures and the letter from BDO Visura International AG required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with BDO Visura International AG its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Michael J. Velletta	Dr. Richard Schenz	Dr. Werner Ladwein

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

Our common stock is quoted on the OTC Bulletin Board operated by FINRA (the Financial Industry Regulatory Authority) and on the over-the-counter market operated by Pink OTC Markets Inc., which do not impose any director independence requirements. We are also listed on the TSX Venture Exchange which imposes director independence requirements. Under NASDAQ rule 5605(a)(2), and the TSX Venture Exchange Corporate Finance Policy, a director is not independent if he or she is also an executive officer or employee of the corporation. Using this definition of independent director, we only have one independent director, Dr. Richard Schenz.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Heinz J. Scholz is our current Executive Director and a chairman of our board of directors. Peter-Mark Vogel is our Chief Executive Officer. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given that we are an exploration stage company with limited operations and resources.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to the chairman of our board of directors, Heinz J. Scholz, at Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

Heinz J. Scholz collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Scholz will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response. In that case, Mr. Scholz will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Scholz will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during year ended December 31, 2011, all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Heinz J. Scholz	6	19	Nil
Dr. Richard Schenz	1	1	Nil
Dr. Werner Ladwein	1	1	Nil
Peter-Mark Vogel	1	1	Nil
Michael J. Velletta	Nil	1	1
Ari Muljana	1	1	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2011;

(b)

each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2011 who had total compensation exceeding $100,000; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2011,

who we will collectively refer to as the named executive officers, for the years ended December 31, 2011 and 2010, are set out in the following summary compensation table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Dr. Werner Ladwein President and Director	2011 2010	36,424 Nil	Nil Nil	Nil Nil	506,400 Nil	1,391(2) Nil	544,215(3) Nil
Peter-Mark Vogel CEO	2011 2010	220,953 126,761	Nil Nil	Nil Nil	168,800 680,000	Nil Nil	389,753 806,761
Ari Muljana CFO	2011 2010	185,496 143,233	Nil Nil	Nil Nil	168,000 Nil	Nil Nil	354,296 143,233

Notes

(1)

These amounts represent the fair value of these options at the date of grant. The fair value of all of the options was determined using the Black-Scholes option pricing model, using a 3 and 5.62-year expected life of the option, a volatility factor of 119% and 108%, a risk-free rate of 0.65% and 1.03% and no assumed dividend rate for the grant in 2010 and the grants in 2011, respectively.

(2)	Payments for a leased car. Monthly income component corresponds to 0.8% of purchasing price in accordance with Swiss Tax law.
(3)	He received $36,424 in cash as salary from November 1, 2011 to December 31, 2011 in his role as President, $506,400 in option awards and a compensation of $1,391 for a leased car.

Compensation for Executive Officers and Directors

Compensation arrangements for our named executive officers and directors are described below. Also, under our 2007 revised omnibus plan, our board of directors may grant our qualified directors, officers, employees, consultants and advisors stock options (which may be designated as nonqualified stock options or incentive stock options), stock appreciation rights, restricted stock awards, performance awards or other forms of stock-based incentive awards, up to a maximum of 20,000,000 shares. In addition, at the annual and special meeting of our stockholders held on September 22, 2011, we adopted our 2011 stock option plan. Under our 2011 stock option plan, our board of directors may grant directors, officers, employees or consultants of our company or our subsidiaries stock options to acquire up to a maximum of 10% of the number of the issued and outstanding shares of our common stock at the time of the grant.

We maintain Swiss defined benefit plans for our employees, of which three are executive officers. The plan is part of an independent collective fund which provides pensions combined with life and disability insurance. The assets of the funded plan are held independently of our assets in a legally distinct and independent collective trust fund which serves various unrelated employers. The fund’s benefit obligations are fully reinsured by AXA Winterthur Insurance Company. Except for our Swiss defined benefit plans for our employees, there is no plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

The descriptions of the material terms of each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer or director at, following, or in connection with the resignation, retirement or other termination of a named executive officer or director, or a change in control of our company or a change in the named executive officer’s or director’s responsibilities following a change in control, with respect to each named executive officer or director are provided below.

Compensation for Dr. Werner Ladwein

As of September 16, 2010, we entered into an agreement with Dr. Werner Ladwein, pursuant to which Dr. Ladwein agreed to act as a director of our company. In consideration for his services, we agreed to compensate him $5,000 per quarter or $20,000 per year. We also agreed to reimburse him for expenses approved of in writing by our board of directors.

Effective June 1, 2011, our board of directors increased the annual compensation of Dr. Ladwein from $20,000 to $21,000. Effective August 1, 2011, Dr. Ladwein’s compensation is to be paid in Swiss francs at a conversion rate of $1.00 equaling CHF 1.00.

We and Dr. Ladwein also agreed that Dr. Ladwein’s position as a director may be terminated at any time by either him or our company. In the event that we end Dr. Ladwein’s position as director, we agreed to pay him to the end of the subsequent quarter.

As of September 16, 2010, we also granted Dr. Ladwein stock options to purchase 500,000 shares of our common stock at an exercise price of $0.52 per share and 500,000 shares of our common stock at an exercise price of $0.65 per share until September 16, 2020. The stock options vest in 12 quarterly instalments, subject to proration to account for any partial calendar quarter at the beginning of the vesting period, with the first instalment to vest on the first day of the first full calendar quarter after September 16, 2010, and with each subsequent instalment to vest on the first day of each calendar quarter thereafter. The grant is subject to the terms of a stock option agreement by Dr. Ladwein and us and the terms of our stock option plan.

On September 22, 2011, we granted upon approval by the annual and special meeting and accepted by the TSX Venture Exchange Dr. Ladwein 2,000,000 shares of our common stock in part as remuneration for valuable services he has already provided to our company and in part as an incentive for him to continue to provide us with his services. On September 22, 2011 we also granted Dr. Ladwein stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Effective November 1, 2011, we appointed Dr. Ladwein to the executive office of President. In his position as President of our Company, Dr. Ladwein will be provided a monthly salary of approximately $18,650 (CHF 17,000) and an option to buy 3,000,000 shares of our common stock at an exercise price of $0.215. The options vest in four equal installments over 24 months, with installments vesting on May 1, 2012, November 1, 2012, May 1, 2013 and November 1, 2013. In addition, we will provide Dr. Ladwein with housing and a car as long as he resides in Switzerland.

If we terminate Dr. Ladwein without cause or Dr. Ladwein resigns as a result of our breach of any provision of the employment agreement, or a material change in his duties, we must make certain payments in addition to the payment of all compensation accrued through the effective date of resignation and reimbursement for all expenses incurred before the termination. Under such circumstances, we must (i) prior to November 1, 2012 pay him in a lump sum an amount equal to two months of his annual guaranteed salary in effect on the date of termination and (ii) from November 1, 2012 pay him in a lump sum equal to three months of his annual guaranteed salary in effect on the date of termination. In addition, all options granted to him would immediately vest and become exercisable upon the termination of Dr. Ladwein’s employment as described above. Our stock option agreement also provides that all options granted to him would immediately vest and become exercisable upon the occurrence of a change in control.

Compensation for Peter-Mark Vogel

On April 1, 2007, we entered into an employment and non-competition agreement with Peter-Mark Vogel, pursuant to which Mr. Vogel agreed to serve as our Chief Financial Officer and member of our board of directors. In consideration for the services that Mr. Vogel agreed to render pursuant to his employment agreement, Mr. Vogel was entitled to receive an annual base salary of approximately $348,000, stock options to purchase 1,750,000 shares of our common stock at a price of $4.00 per share pursuant to our 2007 Omnibus Plan and a non-accountable automobile and monthly parking allowance of $20,000 per year.

On February 1, 2009, we entered into a termination agreement with Mr. Vogel, releasing him as our Executive Director. As a result of his termination, all of his options were cancelled on May 1, 2009.

On March 26, 2009, we entered into a consulting frame contract with Mr. Vogel, whereby Mr. Vogel agreed to perform tasks on an as-requested basis, from time-to-time. We agreed to compensate Mr. Vogel on either a fixed price arrangement or a time and material arrangement, at Mr. Vogel’s election in respect of each task that we ask him to complete. Mr. Vogel has agreed to provide us with consulting services relating to finance and auditing matters on a fixed price arrangement with monthly compensation of $12,000 per month. If the compensation arrangement is a time and material arrangement, we agreed to pay Mr. Vogel a daily rate of $1,400 excluding VAT.

On February 24, 2010, we granted stock options to Peter-Mark Vogel to purchase an aggregate of 1,000,000 shares of our common stock at an exercise price of $0.70 per share for a term expiring February 22, 2015. The options vest in 12 quarterly instalments, subject to proration to account for any partial calendar quarter at the beginning of the vesting period, with the first installment to vest on the first day of the first full calendar quarter after the date of his stock option agreement, and with each subsequent installment to vest on the first day of each calendar quarter thereafter. The grant is subject to the terms of a stock option agreement by Mr. Vogel and the terms of our 2007 Revised Omnibus Plan.

Effective March 1, 2010, Mr. Vogel has agreed to reduce his compensation to $88,733 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Vogel will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

Effective July 15, 2010, our board of directors appointed Mr. Vogel as our interim President and Chief Executive Officer. On September 16, 2010, our board of directors appointed Peter-Mark Vogel as our President and Chief Executive Officer, removing the word “interim” from his title. Also our board of directors determined to compensate Mr. Vogel $17,000 per month for his services.

As of October 1, 2010, we entered into an employment and non-competition agreement with Mr. Vogel, pursuant to which Mr. Vogel agreed to serve as our Chief Executive Officer. In consideration for the services that Mr. Vogel agreed to render pursuant to his employment agreement, we agreed to provide him guaranteed remuneration of $204,000 per annum, payable monthly.

Effective June 1, 2011, our board of directors increased the annual compensation of Mr. Vogel from $204,000 to $214,200. Effective August 1, 2011, Mr. Vogel’s compensation is to be paid in Swiss francs at a conversion rate of $1.00 equaling CHF 1.00.

If we terminate Mr. Vogel without cause or Mr. Vogel resigns as a result of our breach of any provision of the employment agreement, or a material change in his duties, we must make certain payments in addition to the payment of all compensation accrued through the effective date of resignation and reimbursement for all expenses incurred before the termination. Under such circumstances, we must pay him in a lump sum equal to two months of his annual guaranteed salary in effect on the date of termination.

On September 22, 2011 we granted Mr. Vogel stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Compensation for Ari Muljana

On April 1, 2009, we entered into an employment and non-competition agreement with Ari Muljana, pursuant to which Mr. Muljana agreed to serve as our Senior Finance Manager. In consideration for the services that Mr. Muljana agreed to render pursuant to his employment agreement, Mr. Muljana was entitled to receive an annual base salary of CHF 130,000 (approximately $138,012) and options to purchase 400,000 shares of our common stock at an exercise price of $0.26 per share pursuant to the 2007 Revised Omnibus Plan. Effective July 1, 2009, Mr. Muljana’s annual salary was raised to CHF 136,500 (approximately $144,912). In addition, we and Mr. Muljana agreed to amend Mr. Muljana’s employment agreement to adjust for the fact that the exercise price of the options should have been set at a price of $0.14 per share instead of $0.26 per share by providing that we will reimburse Mr. Muljana for the difference ($0.12 for each share purchased by him pursuant to the exercise of his options) if and at such time he exercises any of his options. Effective January 1, 2010, Mr. Muljana’s annual salary was raised to CHF160,000 (approximately $169,860). Effective March 1, 2010, Mr. Muljana agreed to reduce his compensation to $52,093 per year. This salary decrease resulted from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflected our agreement that Mr. Muljana would spend some of his time working for our company and some of his time working for Petromanas Energy Inc. Effective April 1, 2010, we informally entered into a new compensatory arrangement with respect to Mr. Muljana. Effective April 1, 2010, we have agreed to pay Mr. Muljana an annual salary of CHF 160,000 (approximately $169,860). We have agreed with Petromanas Energy Inc. that, for services provided to Petromanas Energy Inc., we will invoice Petromanas Energy Inc. a portion of this salary (currently, we have agreed upon an annual amount of CDN$100,000, or approximately $100,100). CHF 160,000 (approximately $169,860) represents Mr. Muljana’s annual salary prior to the salary decrease effective March 1, 2010.

Effective June 1, 2011, our board of directors increased the annual compensation of Mr. Muljana from CHF 160,000 (approximately $191,709) to CHF 168,000 (approximately $201,294).

If we terminate Mr. Muljana without cause or Mr. Muljana resigns as a result of our breach of any provision of the employment agreement or a material change in his duties, we must make certain payments and provide him certain benefits in addition to the payment of all compensation accrued through the effective date of resignation and reimbursement for all expenses incurred before the termination. Under such circumstances, we must (i) pay him in a lump sum an amount equal to three months of his annual guaranteed salary, and (ii) provide for the first year after his termination continued coverage under all benefit plans in which he participated. In addition, all options granted to him would immediately vest and become exercisable upon the termination of Mr. Muljana’s employment as described above. Our stock option agreement also provides that all options granted to him would immediately vest and become exercisable upon the occurrence of a change in control.

On September 22, 2011 we granted Mr. Muljana stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Compensation for Heinz J. Scholz

On April 1, 2007, we entered into an employment and non-competition agreement with Heinz Scholz, pursuant to which Mr. Scholz agreed to serve as the Chairman of our board of directors. In consideration for the services that Mr. Scholz agreed to render pursuant to his employment agreement, Mr. Scholz was entitled to receive an annual base salary of $336,000, stock options to purchase 1,750,000 shares of our common stock at a price of $4.00 (repriced to $0.70 on February 24, 2010) per share pursuant to our 2007 Omnibus Plan and a non-accountable automobile and monthly parking allowance of $20,000 per year.

We and Mr. Scholz have agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $31,000 per month to a consulting fee of $15,000 per month, effective February 1, 2009. Effective March 1, 2010, Mr. Scholz has agreed to reduce his compensation to $114,552 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Scholz will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

On September 16, 2010, our board of directors increased the compensation for Heinz J. Scholz to $15,000 per month, effective October 1, 2010.

Effective June 1, 2011, our board of directors increased the annual compensation of Mr. Scholz from $180,000 to $189,000. Effective August 1, 2011, Mr. Scholz’s compensation is to be paid in Swiss francs at a conversion rate of $1.00 equaling CHF 1.00.

On September 22, 2011 we granted Mr. Scholz stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Compensation for Michael J. Velletta

On May 2, 2007, we granted our director, Michael J. Velletta, stock options to purchase 1,100,000 shares of our common stock at a price of $4.00 (re-priced to $0.70 on February 24, 2010) per share for a term of 10 years as consideration for his service on our board of directors. Such options vest in equal quarterly instalments over the three years from the date of the grant. Mr. Velletta also received $6,000 each quarter for his services as a director.

We and Mr. Velletta agreed to terminate his employment agreement and to enter into a new consulting agreement. The new arrangement resulted in the reduction of his monthly compensation from a salary of $12,000 per month to a consulting fee of $5,000 per month, effective February 1, 2009. Effective July 1, 2009, Mr. Velletta’s monthly consulting fee was raised to $12,000. Additionally, Mr. Velletta receives $2,000 as an office allowance. Effective March 1, 2010, Mr. Velletta has agreed to reduce his compensation to $97,944 per year. This consulting fee decrease results from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflect our agreement that Mr. Velletta will spend some of his time working for our company and some of his time working for Petromanas Energy Inc.

On September 16, 2010, our board of directors increased the compensation for Michael J. Velletta to $12,000 per month plus $2,000 per month for office expenses, effective October 1, 2010.

Effective June 1, 2011, our board of directors increased the annual compensation of Mr. Velletta from $144,000 to $151,200. In addition, Mr. Velletta annually receives $2,000 per month for office expenses. Effective August 1, 2011, Mr. Velletta’s compensation is to be paid in Swiss francs at a conversion rate of $1.00 equaling CHF 1.00.

On September 22, 2011 we granted Mr. Velletta stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Compensation for Dr. Richard Schenz

On August 10, 2009 we entered into a consulting agreement with Dr. Richard Schenz. In return for acting as a member of our board of directors, we have agreed to pay Dr. Schenz a fee of $5,000 per quarter starting the first day of the second quarter, and to grant stock options to purchase 1,000,000 shares of our common stock, 500,000 at a price of $0.68 and 500,000 at a price of $0.79 per share, expiring on November 21, 2018.

Effective June 1, 2011, our board of directors increased the annual compensation of Dr. Schenz from $20,000 to $21,000. Effective August 1, 2011, Dr. Schenz’s compensation was paid in Swiss francs at a conversion rate of $1.00 equaling CHF 1.00.

On September 22, 2011 we granted Dr. Schenz stock options to purchase 1,000,000 shares of our common stock at an exercise price of $0.215 per share until September 22, 2021. The options vest in four equal installments over 24 months, with installments vesting on March 22, 2012, September 22, 2012, March 22, 2013 and September 22, 2013.

Outstanding Equity Awards at Fiscal Year-End of Named Executive Officers

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2011:

	Option awards					Stock awards

								Equity	Equity
								Incentive Plan	Incentive
							Market	Awards :	Plan Awards:
							Value	Number of	Market or
						Number	of	Unearned	Payout Value
	Number of	Number of				of Shares	Shares or	Shares,	of Unearned
	Securities	Securities				or Units	Units of	Units or	Shares, Units
	Underlying	Underlying				of Stock	Stock	Other	or Other
	Unexercised	Unexercised	Option			that	that	Rights that	Rights that
Name and	Options	Options	Exercise	Option Expiration		Have Not	Have Not	Have Not	Have Not
Principal Position	Exercisable	Unexercisable	Price	Date		Vested	Vested	Vested	Vested
Dr. Werner Ladwein	214,676	285,324	$0.520	September 16, 2020	1)	Nil	Nil	Nil	Nil
President and	214,676	285,324	$0.650	September 16, 2020	1)
Director	Nil	1,000,000	$0.215	September 22, 2021	2)
	Nil	3,000,000	$0.215	November 1, 2021	3)
Peter-Mark Vogel	615,738	384,262	$0.700	February 24, 2015	4)	Nil	Nil	Nil	Nil
CEO	Nil	1,000,000	$0.215	September 22, 2021	2)
Ari Muljana	356,409	43,591	$0.260	April 28, 2012	5)	Nil	Nil	Nil	Nil
CFO	Nil	1,000,000	$0.215	September 22, 2021	2)

Notes

(1)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with December 16, 2010. Last vesting date is September 16, 2013.

(2)	These options vest in half-yearly installments equal to one-quarter of the total number of shares, beginning with March 22, 2012. Last vesting date is September 22, 2013.

(3)	These options vest in half-yearly installments equal to one-quarter of the total number of shares, beginning with May 1, 2012. Last vesting date is November 1, 2013.

(4)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with May 24, 2010. Last vesting date is February 24, 2013.

(5)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with July 28, 2009. Last vesting date is April 28, 2012.

Director Compensation

The following table sets forth for each director certain information concerning his compensation for the year ended December 31, 2011.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Heinz Scholz Chairman	194,799	Nil	168,800	Nil	Nil	8,322[3]	371,921
Michael Velletta Director	155,967	Nil	168,800	Nil	Nil	25,233[4]	350,000
Dr. Werner Ladwein Director	17,306[5]	356,800[5]	168,800[5]	Nil	Nil	Nil	542,906
Dr. Richard Schenz Director	22,139	Nil	168,800	Nil	Nil	Nil	190,939

Notes

(1)	This amount represents the fair value of these shares at the grant date. The fair value of these shares was determined using the market price at the date of grant ($0.21 per share).

(2)

These amounts represent the fair value of these options at the date of grant. The fair value of these options was determined using the Black-Scholes option pricing model using a 5.62-year expected life of the option, a volatility factor of 109%, a risk- free rate between 2.75% and no assumed dividend rate.

(3)	Payments for a leased car. Monthly income component corresponds to 0.8% of purchasing price in accordance with Swiss Tax law.

(4)	Allowance for office and administrative expenses.

(5)	He received in his role as Director $17,306 in cash as board compensation from January 1, 2011 to October 31, 2011, $356,800 in stock awards and $168,800 in option awards.

Outstanding Equity Awards at Fiscal Year-End of Directors

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Heinz Scholz Chairman	1,750,000 Nil	- 1,000,000	$0.700 $0.215	May 2, 2017(1) September 22, 2021(2)	Nil	Nil	Nil	Nil
Michael Velletta Director	1,750,000 Nil	- 1,000,000	$0.700 $0.215	May 2, 2017(1) September 22, 2021(2)	Nil	Nil	Nil	Nil
Dr. Richard Schenz Director	398,101 398,101 Nil	101,899 101,899 1,000,000	$0.680 $0.790 $0.215	August 10, 2019(3) August 10, 2019(3) September 22, 2021(2)	Nil	Nil	Nil	Nil
Dr. Werner Ladwein President and Director	214,676 214,676 Nil Nil	285,324 285,324 1,000,000 3,000,000	$0.520 $0.650 $0.215 $0.215	September 16, 2020(4) September 16, 2020(4) September 22, 2021(2) November 1, 2021(5)	Nil	Nil	Nil	Nil

(1)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with November 2, 2007. Last vesting date was September 2, 2010.

(2)	These options vest in half-yearly installments equal to one-quarter of the total number of shares, beginning with March 22, 2012. Last vesting date is September 22, 2013.

(3)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with February 10, 2010. Last vesting date is August 10, 2013.

(4)	These options vest in quarterly installments equal to one-twelfth of the total number of shares, beginning with March 16, 2011. Last vesting date is September 16, 2014.

(5)	These options vest in half-yearly installments equal to one-quarter of the total number of shares, beginning with March 22, 2012. Last vesting date is September 22, 2013.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since January 1, 2010, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(i)	Any director or executive officer of our company;
(ii)	Any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
(iii)

Any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of Manas Petroleum Corporation when it was a shell company; and

(iv)	Any immediate family member (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

On April 10, 2007, we completed the transactions contemplated under a share exchange agreement that we entered into with DWM Petroleum AG, a Swiss company, and the shareholders of DWM Petroleum AG on November 23, 2006. Under this share exchange agreement, the shareholders of DWM Petroleum AG received 80,000,000 shares of our common stock, equal to 79.9% of our outstanding common stock at the time, in exchange for 100% of the shares of DWM Petroleum AG. The following table shows the number of shares of our common stock received by our current or former officers, directors, and beneficial holders of more than 5% of our common stock, or entities affiliated with them in exchange for the shares of DWM Petroleum AG owned by them.

Name	Number of Shares of Our Common Stock Received	Number of Shares of DWM Petroleum AG Exchanged
Alexander Becker	17,929,943	237,634
Heinz J. Scholz	22,736,616	301,267
Peter-Mark Vogel	17,748,599	227,136
Velletta Resources & Technology Corp.(1)	2,000,000	25,000
Neil Maedel	800,000	10,000
Yaroslav Bandurak	1,600,000	20,000
Rahul Sen Gupta	114,996	1,036

(1)	Velletta Resources & Technology is a company owned by Michael J. Velletta.

The share exchange agreement also requires us to issue an aggregate of up to an additional 500,000 shares of our common stock over time to the former shareholders of DWM Petroleum AG for every 50 million barrels of P50 oil reserves net to us from exploration in the Kyrgyz Republic, Albania and Tajikistan up to a maximum of 2.5 billion barrels of P50 oil reserves. At our option, this obligation can be extended to additional properties that are acquired through the actions of the shareholders of DWM Petroleum AG. The following table shows the number of shares of our common stock to be received by our current or former officers, directors, and beneficial holders of more than 5% of our common stock, or entities affiliated with them.

Name	Number of Shares of Our Common Stock to be Received
Alexander Becker	118,817
Heinz J. Scholz	150,634
Peter-Mark Vogel	113,550
Michael J. Velletta	12,500
Neil Maedel	5,000
Yaroslav Bandurak	10,000
Rahul Sen Gupta	518

As a condition to completion of the share exchange, the shareholders of DWM Petroleum AG. agreed to lock up the shares of our common stock received by them at closing. Each affiliate of DWM Petroleum AG. entered into a lock up agreement restricting sales of his shares of our common stock until April 10, 2010, provided that beginning December 10, 2008, he was to be permitted to sell up to 3% of the number of shares of our common stock held by him in any three month period. Heinz Scholz, Alexander Becker, Michael J. Velletta, Neil Maedel, Peter-Mark Vogel and Yaroslav Bandurak are our current or former officers and directors who were subject to the above mentioned lock up agreements. On April 15, 2009, we agreed to waive all of the resale restrictions imposed by these lock up agreements. Resale of the shares of our stock affected by these agreements continues to be subject to any resale restrictions imposed by law, including the applicable securities laws.

On December 5, 2008, we entered into arrangements with Michael J. Velletta, Heinz J. Scholz, Alexander Becker and Peter-Mark Vogel pursuant to which they lent us a total of $540,646 ($16,043 from Michael J. Velletta, $217,769 from Heinz J. Scholz, $152,493 from Alexander Becker, and $154,341 from Peter-Mark Vogel) in exchange for promissory notes. The promissory notes are for an indefinite period of time. We can prepay the promissory notes at any time without notice, bonus or penalty and must repay the promissory notes upon the earlier of the date that we raise $1,000,000 or more in debt or equity financings or the ninetieth day after we receive written notice from the noteholder of a demand for repayment. No interest is due under the notes as long as we do not default on our obligations thereunder. However, if we default on the repayment of the promissory note, we will be liable for interest accruing at a rate of 12% per annum on the principal outstanding until we repay the promissory note in full. On May 1, 2009 we received $1,000,000 in financing. On March 9, 2010, we have fully repaid the principal of $540,646 and a total interest accrued of $54,568.

On September 26, 2010, we entered into a share placement/purchase agreement with Alexander Becker, a holder of approximately 14,290,493 shares of our common stock at the time. Mr. Becker has expressed an interest in selling all of his shares of our common stock to a third party or back to our company. The share placement/purchase agreement provided that in the event any of Mr. Becker’s shares of our common stock are not placed with buyers within 6 months from September 26, 2010, we would be obligated to purchase such shares from Mr. Becker. As of February 17, 2011 all remaining shares of Mr. Becker have been placed with third party investors. Our exposure resulting from the share placement/purchase agreement with Mr. Becker, therefore, is nil.

In March 2011, our executive officers and directors entered into lock-up agreements with our company and Raymond James Ltd. whereby such executive officers and directors agreed not to sell, assign, convey or otherwise dispose of any of shares of our common stock beneficially owned, directly or indirectly, by them until 120 days after May 6, 2011, the closing date of our public offering in which we sold a total of 44,450,500 units at a price of $0.50 per unit for aggregate gross proceeds of $22,225,250. In addition, on May 3, 2011 our executive officers and directors entered into an escrow agreement with respect to securities of our company held by them in order to list the shares of our common stock and common stock purchase warrants on the TSX Venture Exchange. These securities are subject to the following release schedule: 10% of the securities were released upon the date of issuance of the final exchange bulletin by the TSX Venture Exchange respecting the public offering of the units and listing on the TSX Venture Exchange (May 6, 2011) and an additional 15% of the securities are to be released every 6 months thereafter.

Compensation for Our Executive Officers and Directors

Compensation for Erik Herlyn

On June 25, 2007, we entered into an employment and non-competition agreement with Erik Herlyn, pursuant to which Mr. Herlyn agreed to serve as our Chief Operating Officer. In consideration for the services that Mr. Herlyn agreed to render pursuant to his employment agreement, Mr. Herlyn was entitled to receive an annual base salary of $180,000 and options to purchase 400,000 shares of our common stock at an exercise price of $5.50 (re-priced to $0.70 on February 24, 2010) per share pursuant to the 2007 Omnibus Plan. Effective May 1, 2008, Mr. Herlyn’s annual salary was raised to $210,000. Effective February 1, 2009, Mr. Herlyn agreed to reduce his compensation from $20,000 per month to $18,000 per month. Effective March 1, 2010, Mr. Herlyn agreed to reduce his compensation to $17,232 per year. This salary decrease resulted from the sale of our Albanian project to Petromanas Energy Inc. in exchange for cash and shares of Petromanas Energy Inc. and reflected our agreement that Mr. Herlyn would spend some of his time working for our company and some of his time working for Petromanas Energy Inc. Effective April 1, 2010, we informally entered into a new compensatory arrangement with respect to Mr. Herlyn. Effective April 1, 2010, Petromanas Energy Inc. has agreed to pay Mr. Herlyn an annual salary. We have agreed that Petromanas Energy Inc. can invoice us for a portion of the salary that it pays to Mr. Herlyn, for services provided to us. Mr. Herlyn resigned as our President, Chief Executive Officer and Secretary on July 15, 2010. Prior to his resignation, we carried 10% of Mr. Herlyn’s salary. Effective July 31, 2010, our employment agreement and non-competition agreement with Mr. Herlyn, which was entered into on June 25, 2007, was terminated. In addition, Mr. Herlyn decided not to stand for re-election as a director at our annual meeting of stockholders on September 16, 2010 and, as such, Mr. Herlyn is no longer a director of our company.

Compensation for Yaroslav Bandurak

On April 1, 2007, we entered into an employment and non-competition agreement with Yaroslav Bandurak, pursuant to which Mr. Bandurak agreed to serve as our Chief Technical Officer. In consideration for the services that Mr. Bandurak agreed to render pursuant to his employment agreement, Mr. Bandurak was entitled to receive an annual base salary of $63,000 and options to purchase 1,500,000 shares of our common stock at a price of $4.00 per share pursuant to the 2007 Omnibus Plan.

We and Mr. Bandurak have agreed to amend his employment agreement to reduce his salary from $10,000 per month to $8,000 per month, effective February 1, 2009.

On February 8, 2010, our board of directors approved changes to the terms of our employment of Mr. Bandurak. These changes are the result of our having been advised by Mr. Bandurak that, on a going forward basis, he intends to spend part of his time exploring for, developing or otherwise having an interest in non-petroleum resources in Mongolia. Our board of directors has confirmed that Mr. Bandurak may do so provided that he continues to spend 50% or more of his time working for our company and that he accepts a 50% reduction of the salary that we pay him.

On February 24, 2010, we re-priced 1,500,000 stock options originally granted to Mr. Bandurak on May 2, 2007 from an original exercise price of $4.00 to $0.70.

Effective December 31, 2010, we decided to terminate our agreement for part-time services with Mr. Bandurak because we decided that our operations in Mongolia require a full-time chief technical officer. We decided to reimburse Mr. Bandurak for his open expenses and pay him three months of salary totalling $12,000. Effective December 31, 2010, we have removed Yaroslav Bandurak from any office held with our company, including that of Chief Technical Officer.

Named Executive Officers and Current Directors

For information regarding compensation for our named executive officers and current directors, see “Executive Compensation”.

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of BDO Visura International AG as our independent registered public accounting firm. Stockholder ratification of the appointment of BDO Visura International AG is required by the policies of the TSX Venture Exchange. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of BDO Visura International AG are not expected to be present at the annual and special meeting. However, we will provide contact information for BDO Visura International AG to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of BDO Visura International AG as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of BDO Visura International AG as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firm

BDO Visura International AG

The following table sets forth the fees billed to our company for professional services rendered by BDO Visura International AG, our independent registered public accounting firm, for the years ended December 31, 2011 and 2010:

BDO Visura International AG Fees	2011 USD	2010 USD
Audit Fees	202,169	241,646
Audit-Related Fees	-	-
Tax-Fees	135,853	27,800
Other Fees	-	-
Total Fees	338,022	269,446

Pre-Approval Policies and Procedures with respect to Services Performed by Independent Registered Public Accounting Firms

Before BDO Visura International AG was engaged by us to render any auditing or permitted non-audit related service, our board of directors approved the engagement.

Our board of directors has considered the nature and amount of fees billed by BDO Visura International AG and believe that the provision of services for activities unrelated to the audit was compatible with maintaining BDO Visura International AG’s independence.

Proposal 3
Approval of 2011 Stock Option Plan

Our board of directors is asking our stockholders to approve our 2011 stock option plan, which provides for granting of stock options to acquire up to a maximum of 10% of the number of issued and outstanding shares of our common stock at the time of the grant. On June 7, 2011, our board of directors adopted our 2011 stock option plan.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of our 2011 stock option plan.

Our board of directors recommends that you vote FOR the approval of our 2011 stock option plan.

Description of Our 2011 Stock Option Plan

The following is a summary of the material features of our 2011 stock option plan. The full text of our 2011 stock option plan is attached to this proxy statement as Schedule “A”.

Purpose

The purpose of our 2011 stock option plan is to advance the interests of our company by encouraging our directors, officers, employees and consultants to acquire shares of our common stock, thereby increasing their proprietary interest in our company, encouraging them to remain associated with our company and furnishing them with additional incentive in their efforts on behalf of our company in the conduct of their affairs.

Shares Subject to Our 2011 Stock Option Plan

The shares of our common stock to be offered under our 2011 stock option plan are to consist of stock options to acquire up to a maximum of 10% of the number of issued and outstanding shares of our common stock at the time of the grant. The aggregate number of shares of our common stock to be delivered upon the exercise of all stock options granted under our 2011 stock option plan is not to exceed the maximum number of shares of our common stock permitted under the rules of any stock exchange on which the shares of our common stock are then listed or other regulatory body having jurisdiction. If any stock option granted under our 2011 stock option plan expires or terminates without having been exercised in full, the unpurchased shares of our common stock will again be available for the purpose of our 2011 stock option plan.

Administration

Our 2011 stock option plan is to be administered by our board of directors or by a special committee of directors appointed by our board of directors. Our board of directors, or if appointed our special committee of directors may designate bona fide directors, officers, employees or consultants of our company or a subsidiary of our company, or a company that is wholly owned by a bona fide director, officer, employee or consultant of our company or a subsidiary of our company to whom stock options to purchase shares of our common stock may be granted and the number of shares of our common stock to be optioned to each, subject to the terms of our 2011 stock option plan.

As of June 30, 2012, we have 32 full time employees, including our directors. Although we do not expect to increase our number of employees over the next twelve months, we are not currently able to predict if new employees will be employed in the coming twelve months. We outsource contract employment as needed and will continue to do so.

Number of Optioned Shares

The number of shares of our common stock subject to stock options granted to an optionee, other than a consultant or an employee conducting investor relations activities, must be determined by our board of directors or by a special committee of our board of directors, if one has been appointed, but no optionee, where our company is listed on any stock exchange, must be granted stock options which cover a number of shares of our common stock which exceed the maximum number of shares permitted under any stock exchange on which shares of our common stock are then listed or other regulatory body having jurisdiction, which maximum number of shares is presently an amount equal to 5% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period unless our company receives disinterested shareholder approval.

The maximum number of shares of our common stock subject to stock options that may be granted to an optionee who is a consultant is presently limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period. The maximum number of shares of our common stock subject to stock options that may be granted to all persons in aggregate who are employed to perform investor relations activities is presently limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period and such stock options must vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period. Other than the foregoing, our board of directors or our special committee of the board of directors, if one has been appointed, subject to the policies of the TSX Venture Exchange, may determine and impose terms upon which each stock option become vested.

Exercise Price

The exercise price of any stock options granted under our 2011 stock option plan must be determined by the our board of directors or a special committee of our board of directors, if one is appointed, but may not be less than the price permitted by any stock exchange on which shares of our common stock are then listed or other regulatory body having jurisdiction, which minimum exercise price is currently not less than the discounted market price as defined by the policies of the TSX Venture Exchange. In addition, the minimum exercise price of stock options granted to the optionees who are subject to tax in the United States must not be less than the fair market value of the shares covered by such stock options on the date the stock options are granted. The minimum exercise price of shares of our common stock covered by the stock options cannot be established unless the stock options are allocated to a particular optionee.

The exercise of any stock option is contingent upon our receipt of a written notice of exercise, accompanied by cash payment, certified cheque or bank draft for the full purchase price of shares of our common stock with respect to which the stock option is exercised.

Option Period

The term of any stock options granted under our 2011 stock option plan must be determined by our board of directors, or by a special committee of our board of directors, if one is appointed, at the time of grant but, subject to earlier termination in the event of cessation as a director, officer, employee or consultant or in the event of death. The term of any stock options granted under our 2011 stock option plan may not exceed the maximum period permitted by any stock exchange on which shares of our common stock are then listed or other regulatory body having jurisdiction, which maximum period is presently 10 years from the date of grant.

If an optionee who is a director, officer employee or consultant of our company or a subsidiary of our company ceases to act in that capacity (for a reason other than death), the optionee may, but only within 90 days (30 days for an optionee who is engaged in investor relations activities on behalf of our company) after ceasing to be a director, officer, employee or consultant, exercise his stock options to the extent he was entitled to exercise them at the date of such cessation.

In the event of the death of an optionee, the stock options previously granted to him are exercisable only within 12 months next succeeding such death and then only by the person or persons to whom the optionee’s rights under the stock options pass by the optionee’s will or the laws of descent and distribution and if and to the extent that he was entitled to exercise the stock options at the date of his death.

Transferability

The stock options are not transferable or assignable unless specifically provided in our 2011 stock option plan. During the lifetime of an optionee, the stock options may only be exercised by the optionee.

Securities Regulation and Tax Withholding

The shares of our common stock will not be issued with respect to a stock option unless the exercise of such stock option and the issuance and delivery of such shares comply with applicable securities laws and the rules of any applicable stock exchange and stock quotation system. The optionee must pay us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes resulting upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Amendment and Termination of Our 2011 Stock Option Plan

Our board of directors, or a special committee of our board of directors, if one has been appointed, may at any time terminate our 2011 stock option plan. Our board of directors may, subject to such approvals as may be required under the rules of any stock exchange on which our common stock is then listed or other regulatory body having jurisdiction, also at any time may amend or revise the terms of our 2011 stock option plan, provided that no such amendment or revision alters the terms of any stock options theretofore granted under our 2011 stock option plan.

Necessary Approvals

The ability of the stock options to be exercised and the obligation of our company to issue and deliver shares in accordance with our 2011 stock option plan is subject to any approvals which may be required from our stockholders, any regulatory authority or stock exchange having jurisdiction over the securities of our company. So long as it remains a policy of the TSX Venture Exchange and shares of our common stock are listed on the TSX Venture Exchange, we must obtain disinterested stockholder approval for:

1.	our 2011 stock option plan, together with all of our previously established and outstanding stock option plans or grants, that could result at any time in:
	(a)	the number of shares reserved for issuance under stock options granted to the optionee who is an insider of our company exceeding 10% of the issued shares;
	(b)	the grant to the optionees who are insiders of our company, within a 12 month period, of a number of options exceeding 10% of the issued shares; or
	(c)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued shares; or
2.	any reduction in the exercise price of the stock option if the optionee is an insider of our company at the time of the proposed amendment.

If any shares cannot be issued to the optionee for whatever reason, the obligation of our company to issue such shares must terminate and any stock option exercise price paid to our company should be returned to the optionee.

Annual Approval of Our 2011 Stock Option Plan

So long as it remains a policy of the TSX Venture Exchange and shares of our common stock are listed on the TSX Venture Exchange, our 2011 stock option plan must be annually approved by the TSX Venture Exchange and our stockholders.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2011 stock option plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular optionee and should not be so construed. The tax consequences to any particular optionee will vary according to the status of that optionee as an individual, trust, corporation or member of a partnership, the jurisdictions in which that optionee is subject to taxation and, generally, according to that optionee’s particular circumstances. Each optionee should consult his or her own tax advisor with respect to the income tax consequences applicable to such optionee’s own particular circumstances.

Stock options granted under the plan should not qualify as incentive stock options under U.S. tax law and as such should be taxed under the rules applicable to nonqualified stock options. For stock options with an exercise price that is not less than the stock’s fair market value on the grant date the optionee should generally recognize income on the date the stock option is exercised or sold. The amount realized upon the exercise (typically the fair market value of the shares subject to the exercise minus the exercise price paid) or sale (cash or other value received in exchange for the stock option) will be treated as compensation income for service providers subject to U.S. income taxation. Such compensation income is subject to applicable withholding rules and is reportable to U.S. taxpayers and the Internal Revenue Service on a Form W-2 if the optionee received the stock option on account of services rendered as an employee or on a Form 1099-MISC if the stock option was received for services rendered as an independent contractor. Special rules may apply in certain situations, such as where the optionee and the service provider are not the same person. Therefore, each optionee should seek U.S. tax advice to determine the treatment of the transaction in his or her particular circumstances.

Compensation for services rendered by nonresident employees or nonresident independent contractors should not be subject to U.S. withholding and/or reporting, provided the services are performed by the optionee outside of the United States and the appropriate Form W-8 is submitted by the optionee to our company. However, if the services are provided by nonresident optionee within the United States, the compensation income attributable to such services should be subject to U.S. taxation, absent a treaty or other exemption. We intend to withhold U.S. tax on such income, unless the optionee provides an appropriate documentation on Form W-8 in support of the withholding tax exemption. Such income is intended to be reported by us to the Internal Revenue Service and to the optionee on Form W-2 and/or 1042 (as appropriate).

A subsequent sale of shares acquired from the exercise of a compensatory stock option should be treated for U.S. tax purposes as gain or loss on the disposition of a capital asset. The gain or loss on such sale will be the sales price less the amount paid to exercise the options plus the amount of income recognized upon exercise.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2011:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (2007 Revised Omnibus Stock Option Plan)	9,250,000	$0.51	3,007,181

Equity compensation plans approved by security holders (2011 Stock Option Plan)	9,600,000	$0.21	7,646,729

Equity compensation plans not approved by security holders	Nil	Nil	Nil

Total	18,850,000	$0.36	10,653,910

Proposal 4
Approval of Amendment of Our Articles of Incorporation to Change Our Company’s Name to MNP Petroleum Corporation.

Our board of directors is asking our stockholders to approve an amendment to our articles to change our company’s name to MNP Petroleum Corporation. On <>, 2012, our board of directors proposed the amendment of our articles of incorporation to amend Article I of our articles of incorporation to state substantially as follows:

The name of this corporation is MNP Petroleum Corporation.

This proposal is subject to the approval of the TSX Venture Exchange. Our stockholders will not be entitled to appraisal rights with respect to this proposal.

Stockholders will not be required to surrender or exchange certificates representing shares of our common stock for new certificates bearing the new corporate name. Following the effective date of the change of our company’s name, all new stock certificates issued by us will bear the new corporate name.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our articles of incorporation to change our company’s name to MNP Petroleum Corporation.

Our board of directors recommends that you vote FOR the approval of the amendment of our articles of incorporation to change our company’s name to MNP Petroleum Corporation.

Effective Date of the Name Change

If the proposal to amend our articles of incorporation to change our company’s name to MNP Petroleum Corporation is approved by our stockholders and the TSX Venture Exchange, we have to file a certificate of amendment with the Nevada Secretary of State to effect the amendment of our articles of incorporation. If we obtain stockholder approval of this proposal, we intend to file the certificate as soon as practicable.

Our board of directors reserves, notwithstanding stockholder approval of this proposal, the right not to proceed with the amendment of our articles of incorporation to change our company’s name without further action by our stockholders at any time before the effective date of the amendment of our articles of incorporation to change our company’s name.

Proposal 5
Approval of Amendment of Our Articles of Incorporation to
Increase the Number of Authorized Shares of Our Common Stock from 300,000,000 to 600,000,000

Our board of directors is asking our stockholders to approve amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000. On <>, 2012, our board of directors proposed the amendment of our articles of incorporation to amend Article IV of our articles of incorporation to state substantially as follows:

The capital stock of this corporation shall consist of six hundred million shares of common stock (600,000,000), with a par value of $0.001 per share, all of which stock shall be entitled to voting power. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

This proposal is subject to the approval of the TSX Venture Exchange.

Our articles of incorporation currently provide for authorized capital stock consisting of 300,000,000 shares of common stock, par value $0.001 per share. As of July 2, 2012, we had 172,592,292 shares of our common stock issued and outstanding. As of July 2, 2012, we have 15,950,000 stock options and 45,934,015 share purchase warrants outstanding.

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000 to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose. We have no current intention or commitment to issue an amount of shares in excess of the 600,000,000 shares currently authorized.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Our board of directors recommends that you vote FOR the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Purpose and Effect of Increase in the Number of Authorized Shares of Our Common Stock

Our board of directors believes that an increase in the number of authorized shares of our common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our common stock, or securities convertible into our common stock, in private transactions. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase our common stock not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections. We have no plans or agreements in place for any financing at this time and have no intentions at this time to issue any of the additional available authorized shares of our common stock for any financing if this proposal is approved.

We are continuously seeking opportunities to acquire additional oil and gas properties or other oil and gas related businesses. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock limits our ability to effect acquisitions of oil and gas properties or other oil and gas related businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes. We have no intentions, plans or agreements at this time to issue any of the additional available authorized shares of our common stock to acquire an oil and gas property or other oil and gas related business if this proposal is approved.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our directors, officers, employees and consultants, and those of our subsidiaries. Our board of directors believes that it is critical to incentivize our directors, officers, employees and consultants, and those of our subsidiaries through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives. We have no intentions, plans or agreements at this time to issue any of the additional available authorized shares of our common stock under our equity incentive plans if this proposal is approved.

The flexibility of our board of directors to issue additional shares of our common stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules.

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of the current holders of our common stock;

  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;

  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and

  making the payment of dividends on our common stock potentially more expensive.

We have no intentions, plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional available authorized shares of our common stock if this proposal is approved.

Effective Date of Increase in the Number of Authorized Shares of Our Common Stock

If the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000 is approved by our stockholders and the TSX Venture Exchange, we have to file a certificate of amendment with the Nevada Secretary of State to effect the amendment of our articles of incorporation. If we obtain stockholder approval of this proposal, we intend to file the certificate as soon as practicable.

Our board of directors reserves, notwithstanding stockholder approval of this proposal, the right not to proceed with the amendment of our articles of incorporation to increase the number of authorized shares of our common stock without further action by our stockholders at any time before the effective date of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Dissent Rights

Under our bylaws, our stockholders are entitled, after complying with certain requirements of our bylaws, to dissent from approval of the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock and to be paid the “fair value” of their shares of our common stock, determined as of the close of business on the date before the proposal is approved. We will require strict compliance with the procedures set out in our bylaws.

The following is intended as a brief summary of the material provisions of procedures required to be followed by a stockholder in order to dissent from the proposal to amend our articles of incorporation:

1.

A dissenting stockholder must send to our company, at or before the annual and special meeting, a written objection to the proposal. Failing to vote against the proposal will not constitute a waiver of the dissent rights, but voting against or failing to vote for the proposal by itself does not constitute filing of the written objection. In addition, a dissenting stockholder must not vote in favor of the proposal. A vote in favor of the proposal will constitute a waiver of the dissent rights in respects of the shares of our common stock so voted and will nullify any previously filed written objection. Submission of a blank proxy will constitute a vote in favor of the proposal since all signed proxies which contain no direction on voting are automatically voted in favor of the proposals.

2.

We must, within 10 days after our stockholders approve the proposal, send to each stockholder who has filed the written objection a notice that the proposal has been approved. Such notice is not required to be sent to any stockholder who voted for the proposal or who has withdrawn their objection.

3.

A dissenting stockholder must, within 20 days after receiving our notice of approval of the proposal or, if the dissenting stockholder does not receive such notice, within 20 days after learning that the proposal has been approved, send to our company a written notice containing:

(a)	the stockholder’s name and address;
(b)	the number and class of shares in respect of which the stockholder dissents; and
(c)	a demand for payment of the fair value of such shares.

A dissenting stockholder may only claim the dissent rights with respect to all the shares of our common stock held on behalf of any beneficial owner and registered in the name of the dissenting stockholder.

4.

A dissenting stockholder must, within 30 days after sending a notice demanding payment, send the share certificate(s) representing the shares in respect of which the stockholder dissents to our company or our transfer agent.

5.

We must, not later than 7 days after the later of (i) the day on which the amendment of our articles of incorporation is effective or (ii) the day we receive the notice demanding payment, send to each dissenting stockholder who has sent such notice:

(d)	a written offer to pay for their shares in an amount considered by our board of directors to be fair value, accompanied by a statement showing how the fair value was determined; or
(e)	a notification that we are unable lawfully to pay dissenting stockholders for their shares (as described below).

6.

If we are able lawfully to pay dissenting stockholders for their shares, we must pay for the shares of a dissenting stockholder within 10 days after our offer has been accepted, but any such offer lapses if we do not receive an acceptance within 30 days after the offer has been made.

7.

If we failed to make an offer described above, or if a dissenting stockholder fails to accept our offer, we may, within 50 days after the amendment of our articles of incorporation is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting stockholder. If we fail to apply to a court in this case, a dissenting stockholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow.

We must not make a payment to a dissenting stockholder if such payment is prohibited by any applicable law or if there are reasonable grounds for believing that:

1.	we are or would after the payment be unable to pay our liabilities as they become due; or

2.	the realizable value of our assets would thereby be less than the aggregate of our liabilities.

On sending a notice demanding payment, a dissenting stockholder ceases to have any rights as a stockholder other than the right to be paid the fair value of their shares except where:

1.	the dissenting stockholder withdraws that notice before we make an offer to pay for their shares;

2.	we fail to make an offer to pay for their shares and the stockholder withdraws the notice; or

3.	our directors revoke or do not proceed with the amendment of our articles of incorporation, in which case the stockholder’s rights are reinstated as of the date the notice is sent.

If you hold your shares of our common stock in a brokerage account or in other nominee form and you wish to exercise dissent rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for payment by the broker or other nominee.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual and special meeting other than elections of directors and approval of the 2011 stock option plan.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than <>. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual and special meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Manas Petroleum Corporation, Bahnhofstrasse 9, P.O. Box 155, CH-6341 Baar, Switzerland, Attention: Chairman of the Board of Directors.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission and certain Canadian securities regulatory authorities. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

Other Matters

Our board of directors does not intend to bring any other business before the annual and special meeting, and so far as is known to our board of directors, no matters are to be brought before the annual and special meeting except as specified in the notice of the annual and special meeting. If any other matters are properly brought before the annual and special meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

_______________________________________
Dr. Werner Ladwein
President

<>, 2012

SCHEDULE “A”

2011 STOCK OPTION PLAN

MANAS PETROLEUM CORPORATION

2011 STOCK OPTION PLAN

1.              PURPOSE

                          The purpose of the Stock Option Plan (the “Plan”) of Manas Petroleum Corporation, a corporation incorporated under the laws of the State of Nevada (the “Company”), is to advance the interests of the Company by encouraging the directors, officers, employees and consultants of the Company to acquire shares in the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

2.              ADMINISTRATION AND GRANTING OF OPTIONS

                          The Plan shall be administered by the Board of Directors of the Company or, if appointed, by a special committee of directors appointed from time to time by the Board of Directors of the Company, subject to approval by the Board of Directors of the Company (such committee or, if no such committee is appointed, the Board of Directors of the Company, is hereinafter referred to as the “Committee”) pursuant to rules of procedure fixed by the Board of Directors.

                          The Committee may from time to time designate bona fide directors, officers, employees or consultants of the Company or a subsidiary of the Company, or a company that is wholly owned by a bona fide director, officer, employee or consultant of the Company or a subsidiary of the Company (the “Participants”) to whom options to purchase common shares of the Company (each, an “Option”) may be granted and the number of common shares to be optioned to each, provided that the total number of common shares to be optioned shall not exceed the number provided in Clauses 3 and 4 hereof. The Company shall ensure that Participants who are granted Options will be bona fide directors, officers, employees or consultants of the Company at the time of grant.

                          The Plan will at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable securities laws and the rules of any applicable stock exchange or stock quotation system (the “Applicable Laws”).

3.              SHARES SUBJECT TO PLAN

                          Subject to adjustment as provided in Clause 12 hereof, the shares to be offered under the Plan shall consist of Options to acquire up to a maximum of 10% of the number of issued and outstanding common shares in the Company’s capital stock at the time of the grant. The aggregate number of shares to be delivered upon the exercise of all Options granted under the Plan shall not exceed the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.

4.              NUMBER OF OPTIONED SHARES

                          The number of shares subject to an Option to a Participant, other than a Consultant (as defined in the policies of the TSX Venture Exchange (the “Exchange”)) and an Employee (as defined in the policies of the Exchange) conducting Investor Relations Activities (as defined in the policies of the Exchange) shall be determined by the Committee, but no Participant, where the Company is listed on any stock exchange, shall be granted an Option which exceeds the maximum number of shares permitted under any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, which maximum number of shares is presently an amount equal to 5% of the then issued and outstanding shares of the Company (on a non-diluted basis) in any 12 month period unless the Company receives disinterested shareholder approval.

                          The maximum number of shares subject to an Option to a Participant who is a Consultant is presently limited to an amount equal to 2% of the then issued and outstanding shares of the Company (on a non-diluted basis) in any 12 month period.

                          The maximum number of shares subject to Options to all persons in aggregate who are employed to perform Investor Relations Activities is presently limited to an amount equal to 2% of the then issued and outstanding shares of the Company (on a non-diluted basis) in any 12 month period and such Options must vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

                          Other than the foregoing, the Committee, subject to the policies of the Exchange, may determine and impose terms upon which each Option shall become vested.

5.              MAINTENANCE OF SUFFICIENT CAPITAL

                          The Company shall at times during the term of the Plan reserve and keep available such numbers of shares as will be sufficient to satisfy the requirements of the Plan.

6.              PARTICIPATION

                          The Committee shall determine to whom Options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An individual who has been granted an Option may, if the individual is otherwise eligible, and if permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, be granted an additional Option or Options if the Committee shall so determine.

7.              EXERCISE PRICE

                          The exercise price of the shares covered by each Option shall be determined by the Committee. The exercise price shall not be less than the price permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. Currently, the minimum exercise price as determined by the Exchange is not less than the Discounted Market Price (as defined by the Exchange). In addition, the minimum exercise price of Options granted to the Participants who are subject to tax in the United States shall not be less than the fair market value of the shares covered by such Options on the date the Options are granted. The minimum exercise price cannot be established unless the Options are allocated to a particular Participant.

8.              DURATION OF OPERATION

                          Each Option and all rights thereunder shall be expressed to expire on the date set out in the option agreements and shall be subject to earlier termination as provided in Clauses 10 and 11.

9.              OPTION PERIOD, CONSIDERATION AND PAYMENT

(a)

The option period (the “Option Period”) shall be a period of time fixed by the Committee, not to exceed the maximum period permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, which maximum period is presently ten (10) years from the date the Option is granted, provided that the Option Period shall be reduced with respect to any Option as provided in Clauses 10 and 11 covering cessation as a director, officer, employee or consultant of the Company or a subsidiary of the Company or death of the Participant.

(b)

Except as set forth in Clauses 10 and 11, no Option may be exercised unless the Participant is, at the time of such exercise, a director, officer, employee or consultant of the Company or a subsidiary of the Company.

(c)

The exercise of any Option will be contingent upon receipt by the Company at its head office of a written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such shares with respect to which the Option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any shares subject to an Option under this Plan unless and until the certificates for such shares are issued to such persons under the terms of the Plan.

(d)

For greater certainty, an Option that had not become vested at the time that the relevant event referred to in Clause 10 or 11 occurred, shall not be or become vested or exercisable and shall be cancelled.

10.            CEASING TO BE A DIRECTOR, OFFICER, EMPLOYEE OR CONSULTANT

                          If a Participant shall cease to be a director, officer, employee or consultant, as the case may be, of the Company or a subsidiary of the Company for any reason (other than death), he may, but only within 90 days after his ceasing to be a director, officer, employee or consultant, exercise his Option to the extent that he was entitled to exercise it at the date of such cessation provided that, in the case of a Participant who is engaged in Investor Relations Activity (as that term is defined in the policies of the Exchange) on behalf of the Company, this 90 day period referenced herein shall be shortened to 30 days.

                          Nothing contained in the Plan, nor in any Option granted pursuant to the Plan, shall as such confer upon any Participant any right with respect to continuance as a director, officer, employee or consultant of the Company or of any affiliate.

11.            DEATH OF A PARTICIPANT

                          In the event of the death of a Participant, the Option previously granted to him shall be exercisable only within the 12 months next succeeding such death and then only:

(a)	by the person or persons to whom the Participant’s rights under the Option shall pass by the Participant’s will or the laws of descent and distribution; and

(b)	if and to the extent that he was entitled to exercise the Option at the date of his death.

12.            ADJUSTMENTS

                          Appropriate and proportional adjustments in the exercise price of the Options and in the number of Options granted or to be granted may be made by the Committee in its discretion to give effect to adjustments in the number of common shares of the Company resulting from subdivisions, consolidations or reclassification of the common shares of the Company, the payment of stock dividends by the Company or other relevant changes in the capital of the Company.

13.            TRANSFERABILITY

                          All benefits, rights and Options accruing to the Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein. During the lifetime of a Participant any benefits, rights and Options may only be exercised by the Participant.

14.            SECURITIES REGULATION AND TAX WITHHOLDING

                          Common shares of the Company will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares comply with all Applicable Laws. The inability of the Company to obtain from any regulatory body the authority or approval deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under the Plan, or the unavailability of an exemption from registration for the issuance and sale of any Options or shares under the Plan, will relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

                          As a condition to the exercise of an Option, the Committee may require the Participant to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Committee, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Committee may also require such other documentation as may from time to time be necessary to comply with applicable securities laws. The Company has no obligation to undertake registration of Options or the common shares of the Company issuable upon the exercise of the Options.

                          The Participant shall pay the Company by cash payment, certified cheque or bank draft, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of common shares of the Company acquired upon exercise of an Option or otherwise related to an Option or common shares of the Company acquired in connection with an Option. Upon approval of the Committee, a Participant may satisfy such obligations by complying with any other payment mechanism approved by the Committee from time to time.

                          The issuance, transfer or delivery of certificates of common shares of the Company pursuant to the exercise of Options may be delayed, at the discretion of the Committee, until the Committee is satisfied that the requirements of the applicable securities laws and the withholding provisions under Applicable Laws have been met and that the Participant has paid or otherwise satisfied any withholding tax obligation as described above.

15.               HOLD PERIOD

                          Share certificates issued on exercise of an Option shall be legended in all cases as may be required by applicable securities laws and the rules of the Exchange.

16.              AMENDMENT AND TERMINATION OF PLAN

                          The Committee may, at any time, suspend or terminate the Plan. The Board of Directors may, subject to such approvals as may be required under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, also at any time amend or revise the terms of the Plan, PROVIDED that no such amendment or revision shall alter the terms of any Options theretofore granted under the Plan.

17.            NECESSARY APPROVALS

                          The ability of the Options to be exercised and the obligation of the Company to issue and deliver shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Company, any regulatory authority or stock exchange having jurisdiction over the securities of the Company. So long as it remains a policy of the Exchange and the common shares of the Company are listed on the Exchange, the Company shall obtain disinterested shareholder approval for:

(a)	the Plan, together with all of the Company’s previously established and outstanding stock option plans or grants, that could result at any time in:

	(i)	the number of shares reserved for issuance under stock options granted to the Participant who is an insider of the Company exceeding 10% of the issued shares;

(ii)	the grant to the Participants who are insiders of the Company, within a 12 month period, of a number of options exceeding 10% of the issued shares; or

(iii)	the issuance to any one Participant, within a 12 month period, of a number of shares exceeding 5% of the issued shares; or

(b)	any reduction in the exercise price of the Option if the Participant is an insider of the Company at the time of the proposed amendment.

                          If any shares cannot be issued to the Participant for whatever reason, the obligation of the Company to issue such shares shall terminate and any Option exercise price paid to the Company will be returned to the Participant.

18.            EFFECTIVE DATE OF PLAN

                          The Plan has been adopted by the Board of Directors and shall become effective upon the later of (i) the date of first approval of the Plan by the shareholders of the Company and (ii) the date of first approval of the Plan by the Exchange. So long as it remains a policy of the Exchange and the common shares of the Company are listed on the Exchange, the Plan must be annually approved by the Exchange and the shareholders of the Company.

Effective Date: September 22, 2011.

SCHEDULE “B”

AUDIT COMMITTEE CHARTER

Audit Committee Charter

Mandate

The primary function of the audit committee (the “Committee”) is to assist the Board of Directors (“Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by Manas Petroleum Corporation (the “Company”) to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditor; and

  provide an open avenue of communication among the Company’s auditor, financial and senior management and the Board.

Composition

The Committee shall be comprised of at least three directors as determined by the Board, all of whom shall be “independent” directors except as permitted by applicable securities regulatory guidelines (including applicable exemptions while the Company is a “venture issuer” within the meaning of applicable securities legislation). A quorum of the Committee shall be a majority of the members. Each member of the Committee will be a member of the Board. In the event of an equality of votes, the Chair of the Committee shall not have a second casting vote.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least four times annually, or more frequently as circumstances dictate or as may be prescribed by securities regulatory requirements. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditor in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1.	Documents/Reports

	(a)	review and update, if applicable or necessary, this Audit Committee Charter annually;

(b)

review with management and the independent auditor the Company’s annual and interim financial statements, management’s discussion and analysis, any annual and interim earnings press releases and any reports or other financial information to be submitted to any governmental and/or regulatory body, or the public, including any certification, report, opinion, or review rendered by the external auditor for the purpose of recommending their approval to the Board prior to their filing, issue or publication. The Chair of the Committee may represent the entire Committee for purposes of this review in circumstances where time does not allow the full Committee to be available;

(c)

review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

	(d)	review the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(e)

review policies and procedures with respect to directors’ and officers’ expense accounts and management perquisites and benefits, including their use of corporate assets and expenditures related to executive travel and entertainment, and review the results of the procedures performed in these areas by the external auditor, based on the terms of reference agreed upon by the external auditor and the Committee; and

(f)

ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, as well as review any financial information and earnings guidance provided to analysts and rating agencies, and periodically assess the adequacy of those procedures.

2.	External Auditor

	(a)	review annually, the performance of the external auditor who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

	(b)	obtain annually, a formal written statement of the external auditor setting forth all relationships between the external auditor and the Company;

	(c)	review and discuss with the external auditor any disclosed relationships or services that may have an impact on the objectivity and independence of the external auditor;

(d)

take, or recommend that the Board take, appropriate action to oversee the independence of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

	(e)	recommend to the Board the selection and, where applicable, the replacement of the external auditor nominated annually for shareholder approval;

	(f)	recommend to the Board the compensation to be paid to the external auditor;

(g)

at each meeting, where desired, consult with the external auditor, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements;

	(h)	review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

	(i)	review with management and the external auditor the audit plan for the year-end financial statements; and

(j)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditor. The authority to pre-approve non-audit services may be delegated by the Committee to one or more independent members of the Committee, provided that such pre-approval must be presented to the Committee’s first scheduled meeting following such pre-approval. Pre-approval of non-audit services is satisfied if:

(i)

the aggregate amount of all the non-audit services that were not pre-approved is reasonably expected to constitute no more than 5% of the total amount of fees paid by the Company and subsidiaries to the Company’s external auditor during the fiscal year in which the services are provided;

(ii) the Company or a subsidiary did not recognize the services as non-audit services at the time of the engagement; and

(iii)

the services are promptly brought to the attention of the Committee and approved, prior to completion of the audit, by the Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Committee.

3.	Financial Reporting Processes

	(a)	in consultation with the external auditor, review with management the integrity of the Company’s financial reporting process, both internal and external;

	(b)	consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

	(c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditor and management;

	(d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditor as to appropriateness of such judgments;

(e)

following completion of the annual audit, review separately with management and the external auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	(f)	review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements;

	(g)	review with the external auditor and management the extent to which changes and improvements in financial or accounting practices have been implemented;

	(h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

	(i)	review certification process;

	(j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

	(k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	Other

	(a)	review any material related party transactions;

	(b)	engage independent counsel and other advisors as it determines necessary to carry out its duties; and

	(c)	to set and pay compensation for any independent counsel and other advisors employed by the Committee.

MANAS PETROLEUM CORPORATION
ATTN: TATJANA ROSENAST
BAHNHOFSTRASSE 9, POB 155
6341 BAAR, SWITZERLAND

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M48381-P28931 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MANAS PETROLEUM CORPORATION

The Board of Directors recommends you vote FOR the following:

		For	Against	Abstain
1.	Election of Directors			
1a.	Heinz J. Scholz	☐	☐	☐
1b.	Michael J. Velletta	☐	☐	☐
1c.	Dr. Richard Schenz	☐	☐	☐
1d.	Dr. Werner Ladwein	☐	☐	☐
1e.	Darcy W. Spady	☐	☐	☐
1f.	Murray Rodgers	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

		For	Against	Abstain
2.	To ratify the appointment of BDO Visura International AG as the independent registered public accounting firm of the Company	☐	☐	☐
3.	To approve the 2011 stock option plan of the Company	☐	☐	☐
4.	To approve the amendment of the articles of incorporation of the Company to change the Company's name to MNP Petroleum Corporation	☐	☐	☐
5.	To approve the amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock of the Company from 300,000,000 to 600,000,000	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:
The Notice and Proxy Statement **and** Annual Report **are** available at www.proxyvote.com.

M48382-P28931

MANAS PETROLEUM CORPORATION
For the Annual and Special Meeting of Stockholders
to be held on September [•], 2012
This proxy is solicited by the Board of Directors

The undersigned stockholder of Manas Petroleum Corporation (the **"Company"**) hereby appoints Eric Ellberger as the proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse side, all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual and special meeting of stockholders of the Company to be held on September [•], 2012 at 10:00 a.m. local time, at the Hotel Sedartis, Bahnhofstrasse 16, 8800 Thalwil, Switzerland and any adjournment thereof on the matters set forth on the reverse side and in his discretion on any other matters as may properly be brought before the meeting and any adjournment thereof.

The Board of Directors of the Company recommends a vote "For" Proposal 1, election of all director nominees, "For" Proposal 2, ratification of the appointment of BDO Visura International AG as the independent registered public accounting firm, "For" Proposal 3, approval of the 2011 stock option plan, "For" Proposal 4, approval of the amendment of the articles of incorporation to change the Company's name to MNP Petroleum Corporation and "For" Proposal 5, approval of the amendment of the articles of incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, this proxy will be voted for every item listed on the reverse side, and as the proxy deems advisable on any other matters as may properly be brought before the meeting and any adjournment thereof.

Continued and to be signed on reverse side